Exhibit 10.33

AMENDMENT NO. 1 TO

CONSULTANT AGREEMENT FOR SERVICES

This Amendment No. 1 to the Consultant Agreement for Services (the “Amendment”) is made and entered into as of May [12], 2020, by and between Better Holdco, Inc., a Delaware corporation (“Better” or the “Company”), and Holy Machine LLC (“HM” or “Consultant”), and amends that certain Consultant Agreement for Services, dated as of January 11, 2018, by and between the Company and Consultant (the “Agreement”). All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

WHEREAS, pursuant to Section 11 of the Agreement, the Agreement may only be modified if specified in writing and signed by both parties; and

WHEREAS, the Company and Consultant wish to amend the Agreement as set forth below.

NOW, THEREFORE, the Company and Consultant hereby agree as follows:

1.	Section 9 of the Agreement shall be amended and restated as follows:

“Compliance with Laws and Contracts, Indemnification. During the course of this Agreement, Consultant and Better each agree to comply with all applicable laws and regulations relevant to the Services to be provided hereunder. Better agrees to indemnify Consultant and Aaron Schildkrout for [***].”

2.

This Amendment may be executed by facsimile or electronic transmission and in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile and electronic copies of signed signature pages will be deemed binding originals.

3.	All terms and provisions of the Agreement shall continue in full force and effect except as expressly modified by this Amendment.

4. This Amendment shall be governed by and construed in accordance with the laws of [***], without regard to the conflicts of law provisions of [***]

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY: BETTER HOLDCO, INC.

By:	/s/ Nicholas J. Calamari
Name:	Nicholas J. Calamari
Title:	General Counsel

CONSULTANT:

By:	/s/ Aaron Schildkrout
Name:	Aaron Schildkrout
Holy Machine LLC

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